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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2006

                           R.H. DONNELLEY CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                     1-07155                  13-2740040
  (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

               1001 Winstead Drive, Cary NC
                  (Address of principal                             27513
                    executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (919) 297-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         R.H. Donnelley Corporation, a Delaware corporation, (the "Company") entered into a Warrant Purchase Agreement (the "Warrant Purchase Agreement"), dated as of November 2, 2006, with certain investment partnerships affiliated with The Goldman Sachs Group, Inc. (the "GS Funds"), pursuant to which the Company repurchased all outstanding warrants representing approximately 1.65 million shares of the Company's common stock from the GS Funds (the "GS Repurchase") for an aggregate purchase price of approximately $53.1 million. The Warrant Purchase Agreement contained customary representations and warranties of the parties.

         The foregoing description of the Warrant Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference thereto. A copy of the press release issued by the Company announcing the repurchase is included as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

         The following exhibits are filed with this report.

Exhibit No.    Exhibit Description
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10.1           Warrant Purchase Agreement, dated as of November 2, 2006, among
               R.H. Donnelly Corporation and the parties listed on Schedule A attached thereto.

99.1           Press Release, dated November 2, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           R.H. DONNELLEY CORPORATION


                                           By:    /s/ Robert J. Bush
                                                  -----------------------------
                                           Name:  Robert J. Bush
                                           Title: Senior Vice President, General
                                                  Counsel & Corporate Secretary

Date: November 2, 2006

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                                  EXHIBIT INDEX

Exhibit No.    Exhibit Description
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10.1           Warrant Purchase Agreement, dated as of November 2, 2006, among
               R.H. Donnelly Corporation and the parties listed on Schedule A attached thereto.

99.1           Press Release, dated November 2, 2006.